SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 2, 1999

American Tax-Exempt Bond Trust
(Exact Name of Registrant as Specified in Charter)

Delaware (Business Trust)
(State or other Jurisdiction of Incorporation)


33-73688                                     13-697-2380
(Commission File Number)       (IRS Employer Identification Number)

625 Madison Avenue, New York, NY 10022
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (212) 421-5333

                     N.A.
(Former Name or Former Address, if Changed Since Last Report

Item 5.  Other Events

On November 2, 1999, American Tax Exempt Bond Trust, a Delaware
business trust ("ATEBT"), Charter Municipal Mortgage Acceptance Company, a Delaware business trust ("CharterMac"), and CM Holding Trust, a Delaware business trust ("CharterMac Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference, providing for the merger of ATEBT (the "Merger") with and into CharterMac Sub, with CharterMac Sub as the surviving trust in the Merger. Pursuant to the Merger Agreement and upon the terms and subject to the conditions and limitations therein, each issued and outstanding share of beneficial interest in ATEBT (the "ATEBT Shares") will be converted into the right to receive 1.43112 shares of beneficial interest in
CharterMac (the "CharterMac Shares").   CharterMac and ATEBT are both managed
by affiliates of Related Capital Company.

Consummation of the Merger, which is expected in the first quarter of 2000, is subject to various conditions, including approval of the Merger by the shareholders of ATEBT. Prior to such shareholders' meeting, CharterMac will file a registration statement with the Securities and Exchange Commission registering under the Securities Act of 1933, as amended, the CharterMac Shares to be issued in exchange for the outstanding ATEBT Shares. Such CharterMac Shares will be offered to the ATEBT shareholders only pursuant to a prospectus that will also serve as a consent statement for the shareholders of ATEBT.

On November 3, 1999, ATEBT and CharterMac issued a joint press release announcing the execution of the Merger Agreement. A copy of such press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

This Current Report on Form 8-K and the Press Release contain forward looking statements within the meaning of the Private Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of CharterMac to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such forward looking statements speak only as of the date of this Current Report on Form 8-K or the Press Release, as the case may be. CharterMac expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein or in the Press Release to reflect any change in CharterMac's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a).	Financial Statements
    	Not Applicable

(b).	Pro Forma Financial Information
    	Not Applicable
(c).	Exhibits
    	99.1 Press Release

    	99.2 Agreement and Plan of Merger by and among Charter Municipal Mortgage Acceptance Company, CM Holding Trust and American Tax Exempt Bond Trust dated as of October , 1999

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



American Tax-Exempt Bond Trust
(Registrant)

By: Related AMI Associates, Inc., as
Manager



BY:	/s/ Stuart J. Boesky
       	Stuart J. Boesky
					 		Senior Vice President

November  4, 1999

EXHIBIT 99.1

AT CHARTERMAC & ATEBT	         AT THE FINANCIAL RELATIONS BOARD
Brenda Abuaf	                  Paul G. Henning - General Info (212) 661-8030
Director of Shareholder        Pamela King - Analyst Info (212) 661-8030
Services (800) 831-4826	       Judith Sylk-Siegal - Media Info (212) 661-8030


CHARTER MUNICIPAL MORTGAGE ACCEPTANCE COMPANY
TO ACQUIRE AMERICAN TAX EXEMPT BOND TRUST

NEW YORK, NY - November 3, 1999 - Charter Municipal Mortgage Acceptance Company (AMEX: CHC), and American Tax Exempt Bond Trust ("ATEBT"), today jointly announced that they have entered into a merger agreement pursuant to which ATEBT would merge with and into a wholly-owned subsidiary of CharterMac, CM Holding Trust. Following the merger, CM Holding Trust would continue to be a wholly-owned subsidiary of CharterMac.

Under the terms of the merger agreement, each share of beneficial ownership in ATEBT outstanding on the effective date of the proposed merger will be converted into the right to receive 1.43112 shares of beneficial interest in CharterMac. Following the merger, current ATEBT shareholders will own approximately 9.3% of the outstanding common shares of CharterMac.

Commenting on the merger announcement, Stuart J. Boesky, President and Chief Operating Officer of CharterMac, stated, "The merger of ATEBT into CharterMac represents a significant event to CharterMac as we continue to pursue our long-term business strategy. The merger will increase the Company's asset base, diversification and equity market capitalization, all in a cost effective manner. Based upon our ability to leverage these assets, this transaction will be accretive on a cash available for distribution and net income basis."

Alan P. Hirmes, Senior Vice President of Related AMI Associates, Inc., ATEBT's manager, commented, "This transaction will give ATEBT shareholders the liquidity associated with an American Stock Exchange listed company. In addition, since ATEBT's distribution level far exceeds its earnings, ATEBT's distributions are not sustainable at their current level. By contrast, CharterMac's distribution level is more likely to be sustainable since its earnings have historically exceeded the Company's distributions and CharterMac has a record of consistent earnings growth since its inception in 1997."

Consummation of the merger is subject to several conditions, including, without limitation, approval by ATEBT shareholders. In addition, either entity has the ability to opt out of the transaction if the 30-day average trading price of CharterMac shares preceding the closing of the transaction is outside of CharterMac's historical trading range of $11.13 and $14.50.
Subject to ATEBT shareholder approval, CharterMac and ATEBT expect that this transaction will close during the first quarter of 2000.

CharterMac and ATEBT each originate and acquire tax-exempt bonds, the proceeds of which are used by borrowers to finance and refinance the development and ownership of multifamily housing nationwide. CharterMac's portfolio is currently comprised of direct and indirect ownership interests in 67 tax-exempt multifamily bonds in 16 states as well as in the District of Columbia and ATEBT's portfolio is currently comprised of direct ownership interests in 4 tax-exempt multifamily bonds in 4 states.

For more information, please visit us at www.chartermac.com.

Certain items in this press release may constitute forward-looking statements within the meaning of the Private Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performances or achievements of CharterMac or ATEBT to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements. Such forward-looking statements speak only as of the date of this press release. CharterMac and ATEBT expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in CharterMac's or ATEBT's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.


###

AGREEMENT AND PLAN OF MERGER
dated as of November 2, 1999
by and among
CHARTER MUNICIPAL MORTGAGE ACCEPTANCE COMPANY
CM HOLDING TRUST
and
AMERICAN TAX EXEMPT BOND TRUST

TABLE OF CONTENTS                                       	Page

ARTICLE I    THE MERGER                                  -1-

SECTION 1.1  The Merger                                  -1-
SECTION 1.2  Closing                                    	-1-
SECTION 1.3  Effective Time                             	-2-
SECTION 1.4  Effects of the Merger                      	-2-
SECTION 1.5  Trust Agreement; Bylaws                    	-2-
SECTION 1.6  Trustees; Officers                         	-2-

ARTICLE II   MANNER OF CONVERTING SHARES

OF THE CONSTITUENT BUSINESS TRUSTS                       -2-

SECTION 2.1  Effect on Capital Stock                    	-2-
SECTION 2.2  Further Assurances                          -3-
SECTION 2.3  Exchange Procedures                        	-3-
SECTION 2.4  Distributions with Respect to
             Unexchanged ATEBT Shares                   	-3-
SECTION 2.5 	Rights of Former ATEBT Shareholders        	-4-
SECTION 2.6 	Lost ATEBT Share Certificates              	-4-
SECTION 2.7  Parent's Option Not to Require
             Delivery of ATEBT Shares by
             ATEBT Shareholders in Order to
             Receive Parent Shares                      	-4-
SECTION 2.8 	Nonissuance of ATEBT Share Certificates    	-4-


ARTICLE III  REPRESENTATIONS AND WARRANTIES             	-4-

SECTION 3.1  Representations and Warranties
             of Parent and Sub	                          -4-
SECTION 3.2  Representations and Warranties
             of ATEBT                                   	-5-

ARTICLE IV   ADDITIONAL AGREEMENTS                      	-6-

SECTION 4.1  Waiver of Deferred Fees and Expenses       	-6-
SECTION 4.2  Reasonable Best Efforts                     -7-
SECTION 4.3  Public Announcements                        -7-
SECTION 4.4  Consents, Approvals and Filings            	-7-
SECTION 4.5  Exchange Listing                           	-7-
SECTION 4.6  State Takeover Laws                        	-7-
SECTION 4.7  No Solicitation by ATEBT                   	-7-

ARTICLE V    CONDITIONS PRECEDENT                       	-8-

SECTION 5.1  Conditions to Each Party's Obligation
             to Effect the Merger                       	-8-
SECTION 5.2  Conditions to Obligations of ATEBT         	-9-
SECTION 5.3  Conditions to Obligations of Parent and Sub	-10-
SECTION 5.4  Frustration of Closing Conditions          	-11-

ARTICLE VI   TERMINATION, AMENDMENT AND WAIVER          	-11-

SECTION 6.1  Termination                                	-11-
SECTION 6.2  Effect of Termination                      	-12-
SECTION 6.3  Amendment                                  	-12-
SECTION 6.4  Extension; Waiver                          	-12-

ARTICLE VII  GENERAL PROVISIONS                         	-12-

SECTION 7.1  Nonsurvival of Representations
             and Warranties                             	-12-
SECTION 7.2  Fees and Expenses                          	-13-
SECTION 7.3  Definitions                                	-13-
SECTION 7.4  Notices                                    	-14-
SECTION 7.5  Interpretation                             	-14-
SECTION 7.6  Counterparts                               	-15-
SECTION 7.7  Entire Agreement; Third-Party Beneficiaries	-15-
SECTION 7.8  Governing Law                              	-15-
SECTION 7.9  Assignment                                 	-15-
SECTION 7.10  Enforcement                               	-15-
SECTION 7.11  Severability                              	-15-

		AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of November 2, 1999, by and among American Tax Exempt Bond Trust, a Delaware business trust ("ATEBT"), Charter Municipal Mortgage Acceptance Company, a Delaware business trust ("Parent"), and CM Holding Trust, a Delaware business trust and a wholly-owned subsidiary of Parent ("Sub"). Certain capitalized terms used in this Agreement are defined in Section 7.3.


W I T N E S S E T H:

WHEREAS, Related AMI Associates, Inc., ATEBT's manager ("Related
AMI") and the Board of Trustees of Parent and Sub have determined that it would be advisable and in the best interests of the respective holders of beneficial interest in ATEBT, Parent and Sub, for ATEBT to merge with and into Sub with Sub as the surviving business trust pursuant and subject to the terms and conditions set forth in this Agreement (the "Merger");

WHEREAS, Related AMI has agreed to (i) waive payment of certain deferred and unpaid fees, expenses and reimbursements if the Merger is consummated and (ii) pay or cause to be paid any fees and expenses related to the Merger if the ATEBT Shareholders do not approve the Merger and certain corresponding amendments to ATEBT's Trust Agreement.

WHEREAS, ATEBT, Related AMI, Parent and Sub desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties hereto hereby agree as follows:


ARTICLE I

THE MERGER

SECTION I.1  The Merger.  Upon the
terms and subject to the conditions set forth in this Agreement, and in accordance with Section 3815 of the Delaware Business Trust Act (the "Act"), the Merger shall be effected and ATEBT shall be merged with and into Sub at the Effective Time (as defined in Section 1.3), the separate existence of ATEBT shall cease and Sub shall continue as the surviving business trust in the Merger. The surviving business trust of the Merger shall be herein referred to as the "Surviving Business Trust." The Merger shall be consummated pursuant to the terms of this Agreement, which has been approved and adopted by Related AMI, and the Board of Trustees of Parent and Sub and by Parent as the Sub Shareholder. The name of the Surviving Business Trust shall be CM Holding Trust.


SECTION I.2  Closing.  Unless this
Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Section 6.1, and subject to the satisfaction or waiver of the conditions set forth in Article V, the closing of the Merger (the "Closing") will take place as soon as practicable following the last to be satisfied or waived of the conditions set forth in Article V (other than the delivery of certificates referred to in Sections 5.2(a) and (b) and Sections 5.3(a) and (b)) in accordance with this Agreement (the "Closing Date"), at the offices of Battle Fowler LLP, 75 East 55th Street, New York, New York 10022, unless another date, time or place is agreed to in writing by the parties hereto.

SECTION I.3  Effective Time. The
Merger shall become effective (the "Effective Time") upon the effective date and time set forth in the Certificate of Merger filed with the Secretary of State of the State of Delaware (the "Delaware Secretary of State"), which Certificate of Merger shall be in substantially the form attached hereto as Exhibit A.

SECTION I.4  Effects of the
Merger. The Merger shall have the effects set forth in this Agreement and in the applicable provisions of the Act. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of ATEBT and Sub shall vest in the Surviving Business Trust, and all debts, liabilities and duties of ATEBT and Sub shall become the debts, liabilities and duties of the Surviving Business Trust.

SECTION I.5 Trust Agreement;
Bylaws. At the Effective Time, (a) Sub's Trust Agreement shall be the Trust Agreement of the Surviving Business Trust, and (b) the bylaws of Sub as in effect at the Effective Time shall, from and after the Effective Time, be the bylaws of the Surviving Business Trust until thereafter changed or amended as provided therein or by applicable law.

SECTION I.6  Trustees;
Officers. At the Effective Time, (a) the trustees of Sub shall be the trustees of the Surviving Business Trust, each of whom will serve until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be, and (b) the officers of Sub shall be the officers of the Surviving Business Trust, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.


ARTICLE II

MANNER OF CONVERTING SHARES
OF THE CONSTITUENT BUSINESS TRUSTS

SECTION II.1  Effect on
Capital Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of Parent, Sub, ATEBT, the ATEBT Shareholders, the Sub Shareholder or the Parent Shareholders, the ATEBT Shares shall be converted as follows:

(a)	Conversion of ATEBT Shares.  Each share of beneficial
interest in ATEBT (the "ATEBT Shares") issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive 1.43112 common shares of beneficial interest (the "Parent Shares") of Parent (the "Merger Consideration"). In addition, Related AMI's one percent (1%) interest in ATEBT shall, by virtue of the Merger and without any action on the part of Related AMI, be converted into the right to receive 21,156 Parent Shares. All of the shares of beneficial interest in Sub (the "Sub Shares") shall remain issued and outstanding and shall be owned by Parent immediately following the conversion.


(b)	No Fractional Interests.  No fractional units of Parent
Shares shall be issued in the Merger. An ATEBT Shareholder who would otherwise have been entitled to a fractional unit of Parent Shares shall be entitled to receive one Parent Share for each fractional share of 0.5 or greater. No Parent Shares shall be issued for fractional shares of less than 0.5.

SECTION II.2  Further
Assurances. If, at any time after the Effective Time, the Surviving Business Trust shall determine or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Business Trust the right, title or interest in, to or under any of the rights, properties or assets of ATEBT acquired or to be acquired by the Surviving Business Trust as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the Surviving Business Trust shall be authorized to execute and deliver, in the name and on behalf of each of Parent, Sub and ATEBT, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of Parent, Sub and ATEBT or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Business Trust or otherwise to carry out this Agreement.

SECTION II.3  Exchange
Procedures. Prior to the Effective Time, Parent shall appoint a commercial bank or trust company satisfactory to ATEBT to act as exchange agent hereunder (the "Exchange Agent"). At the Effective Time, Parent shall deposit with the Exchange Agent, (i) certificates representing Parent Shares which immediately prior to the Effective Time represent a number of Parent Shares required to be issued pursuant to Section 2.1 in exchange for the issued and outstanding ATEBT Shares. Promptly after the Effective Time, Parent shall cause the Exchange Agent to mail to each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding ATEBT Shares (the "ATEBT Share Certificates") appropriate transmittal materials (which shall specify that delivery shall be effected, and risk of loss and title to the certificates theretofore representing ATEBT Shares shall pass, only upon proper delivery of such certificates to the Exchange Agent) and instructions for use in effecting the surrender of the ATEBT Share Certificates in exchange for the certificates representing Parent Shares. The Exchange Agent may establish reasonable and customary rules and procedures in connection with its duties. After the Effective Time, each holder of ATEBT Share Certificates issued and outstanding at the Effective Time shall surrender the ATEBT Share Certificates to the Exchange Agent and shall promptly upon surrender thereof receive in exchange therefor the consideration provided in Section 2.1(a). Parent shall not be obligated to deliver the Merger Consideration to which any holder of ATEBT Share Certificates is entitled as a result of the Merger until such holder surrenders such holder's ATEBT Share Certificate for exchange as provided in this Section 2.3. The ATEBT Share Certificate so surrendered shall be duly endorsed as the Exchange Agent may reasonably require. Any other provision of this Agreement notwithstanding, neither the Surviving Business Trust nor the Exchange Agent shall be liable to a holder of ATEBT Shares for any amounts paid or property delivered in good faith to a public official pursuant to any applicable abandoned property law. Adoption of this Agreement by the requisite ATEBT Shareholders shall constitute ratification of the appointment of the Exchange Agent.


SECTION II.4  Distributions with Respect to Unexchanged ATEBT Shares.
Subject to the provisions of Section 2.7, no distributions with respect to Parent Shares with a record date after the Effective Time shall be paid to any holder of ATEBT Share Certificates until the surrender for exchange of the ATEBT Share Certificates representing such ATEBT Shares in accordance with
Section 2.3. Following surrender for exchange of any such ATEBT Share Certificate in accordance with Section 2.3, Parent shall pay to the holder of such certificate, without interest, (i) at the time of such surrender, the amount of distributions from Parent with a record date after the Effective Time theretofore paid with respect to the number of whole Parent Shares into which the ATEBT Shares represented by such ATEBT Share Certificate immediately prior to the Effective Time were converted pursuant to Section 2.1, and
(ii) at the appropriate payment date, the amount of distributions from the Parent with a record date after the Effective Time, but prior to such surrender, and with a payment date subsequent to such surrender, payable with respect to such whole Parent Shares

SECTION
II.5 	Rights of Former ATEBT Shareholders. At the Effective Time, the share transfer books of ATEBT shall be closed as to holders of ATEBT Shares immediately prior to the Effective Time and no transfer of ATEBT Shares by any such holder shall thereafter be made or recognized. Until surrendered for exchange in accordance with the provisions of Section 2.3, each ATEBT Share Certificate shall from and after the Effective Time represent for all purposes only the right to receive the consideration provided in Sections 2.1 in exchange therefor.

SECTION II.6 	Lost ATEBT Share Certificates. If any ATEBT Share Certificates
representing ATEBT Shares shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed certificate the Merger Consideration, to which the holder thereof is entitled pursuant to Section 2.1 and any distributions with respect to Parent Shares to which the holder thereof is entitled pursuant to Section 2.4.

SECTION
II.7 	Parent's Option Not to Require Delivery of ATEBT Shares by ATEBT
Shareholders in Order to Receive Parent Shares. Anything in this Agreement to the contrary notwithstanding, Parent shall have the right, in its sole and absolute discretion, but not the obligation (implied or otherwise), to waive the requirements in Sections 2.3 and 2.4 relating to the delivery of ATEBT Share Certificates and other items by the holders of ATEBT Shares to the Exchange Agent, by written notice to the Exchange Agent of the same (the "Notice"). In the event of such Notice, the Exchange Agent shall promptly fulfill its obligations and duties under Section 2.3, as if all holders of ATEBT Shares had fulfilled their obligations under Section 2.3, if any, and fulfilled all obligations necessary for such holder to receive the Merger Consideration, at the time of receipt of the Notice by the Exchange Agent.

SECTION II.8 	Nonissuance of ATEBT Share Certificates. Anything in this
Agreement to the contrary notwithstanding, only those holders of ATEBT Shares who requested and received ATEBT Share Certificates from ATEBT are required to comply with Sections 2.3 and 2.4.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

SECTION III.1 Representations and Warranties of Parent and Sub. Parent and Sub represent and warrant to ATEBT as follows:


(a)	Organization, Standing and Power.  Each of Parent and Sub is
a business trust duly created, validly existing and in good standing under the laws of the State of Delaware and has the requisite trust power and authority to carry on its business as now being conducted, except where the failure to do so would not have, individually or in the aggregate, a Parent Material Adverse Effect. For purposes of this Agreement, the term "Parent Material Adverse Effect" means any Material Adverse Effect with respect to Parent or its subsidiaries, taken as a whole, or any change of effect that adversely, or is reasonably expected to adversely, affect the ability of Parent or Sub to consummate the transactions contemplated by this Agreement in any material respect or materially impair or delay Parent's or Sub's ability to perform its obligations hereunder.

(b)	Authority; Noncontravention.  Parent and Sub have the
requisite trust power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by Parent and Sub and the consummation by Parent and Sub of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of Parent and Sub. This Agreement has been duly executed and delivered by Parent and Sub and, assuming this Agreement constitutes the valid and binding agreement of ATEBT, constitutes a valid and binding obligation of each of Parent and Sub, enforceable against each of Parent and Sub in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws affecting creditors' rights and remedies and to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions hereof will not, (i) conflict with any of the provisions of the trust agreement or bylaws of Parent or Sub, (ii) subject to the governmental filings and other matters referred to in the following sentence, conflict with, result in a breach of or default (with or without notice or lapse of time, or both) under, or give rise to a right of first refusal, termination, cancellation or acceleration of any obligation (including to pay any sum of money) or loss of a benefit under, or require the consent of any person under, any indenture or other agreement, permit, concession, ground lease, franchise, license or similar instrument or undertaking to which Parent or Sub is a party or by which Parent or Sub or any of their assets is bound, result in the creation or imposition of a material lien or other restriction or encumbrance on any material asset of Parent or Sub, which, singly or in the aggregate, would have a Parent Material Adverse Effect, or (iii) subject to the governmental filings and other matters referred to in the following sentence, violate any domestic or foreign law, rule or regulation or any order, writ, judgment, injunction, decree, determination or award currently in effect except for such violations, which, singly or in the aggregate, would only have an immaterial effect. No consent, approval or authorization of, or declaration or filing with, or notice to, any domestic or foreign governmental agency or regulatory authority (a "Governmental Entity") or any third party which has not been received or made, is required by or with respect to Parent or Sub in connection with the execution and delivery of this Agreement by Parent or Sub or the consummation by Parent or Sub of the transactions contemplated hereby, except for (i) the filing of the certificate of merger with the Delaware Secretary of State,
(ii) such other consents, approvals, authorizations, filings or notices as are set forth in Section 3.1(b) of the Parent Disclosure Schedule and
(ii) consents, approvals, authorizations, declarations, filings and notices that, if not obtained or made, will not, individually or in the aggregate, result in a Parent Material Adverse Effect.

SECTION III.2 Representations and Warranties of ATEBT. ATEBT represents and warrants to Parent and Sub as follows:


(a)	Organization, Standing and Power.  ATEBT is a business
trust duly created, validly existing and in good standing under the laws of the State of Delaware, and has all requisite trust power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to do so would not have, individually or in the aggregate, an ATEBT Material Adverse Effect. For purposes of this Agreement, the term "ATEBT Material Adverse Effect" means any Material Adverse Effect with respect to ATEBT or its subsidiaries, taken as a whole, or any change of effect that adversely, or is reasonably expected to adversely, affect the ability of ATEBT to consummate the transactions contemplated by this Agreement in any material respect or materially impair or delay ATEBT's ability to perform its obligations hereunder.

(b)	Authority; Noncontravention.    ATEBT has the requisite
trust power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution, delivery and performance by ATEBT of this Agreement and the consummation of the Merger by ATEBT has been duly authorized by all necessary trust action on the part of ATEBT. This Agreement has been duly executed and delivered by ATEBT and, assuming this Agreement constitutes the valid and binding agreement of Parent and Sub, constitutes a valid and binding obligation of ATEBT, enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws affecting creditors' rights and remedies and to general principles of equity. Except as set forth in Section 3.2(b) of the ATEBT Disclosure Schedule, the execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement, will not (i) conflict with any of the provisions of the trust agreement or bylaws of ATEBT, (ii) subject to the governmental filings and other matters referred to in the following sentence, conflict with, result in a breach of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under, or require the consent of any person under, any indenture, or other material agreement, permit, concession, franchise, license or similar instrument or undertaking to which ATEBT is a party or by which ATEBT or any of its assets is bound or affected, or (iii) subject to the governmental filings and other matters referred to in the following sentence, contravene any law, rule or regulation, or any order, writ, judgment, injunction, decree, determination or award binding on or applicable to ATEBT and currently in effect, which, in the case of clauses (ii) and (iii) above, singly or in the aggregate, would have an ATEBT Material Adverse Effect. No consent, approval or authorization of, or declaration or filing with, or notice to, any Governmental Entity which has not been received or made is required by or with respect to ATEBT in connection with the execution and delivery of this Agreement by ATEBT or the consummation by ATEBT of any of the transactions contemplated by this Agreement, except for (i) the filing of the certificate of merger with the Delaware Secretary of State, (ii) such other consents, approvals, authorizations, filings or notices as are set forth in
Section 3.2(b) of the ATEBT Disclosure Schedule and (iii) consents, approvals, authorizations, declarations, filings and notices that, if not obtained or made, will not, individually or in the aggregate, result in an ATEBT Material Adverse Effect.

ARTICLE IV

ADDITIONAL AGREEMENTS

SECTION IV.1  Waiver of Deferred Fees and Expenses
Upon the terms and subject to the
conditions and other agreements set forth in this Agreement, at the Effective Time, Related AMI agrees to waive all deferred and unpaid fees and expenses owed to Related AMI by ATEBT through June 30, 1999.


SECTION IV.2  Reasonable
Best Efforts . Upon the terms and subject to the conditions and other agreements set forth in this Agreement, each of the parties agrees to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement, including the satisfaction of the respective conditions set forth in Article V.

SECTION IV.3  Public
Announcements . Parent and Sub, on the one hand, and ATEBT, on the other hand, will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by this Agreement, including the Merger, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange or automated quotation system.

SECTION IV.4
Consents, Approvals and Filings. (a) ATEBT and Parent will make and cause their respective subsidiaries to make all necessary filings, as soon as practicable, in order to facilitate prompt consummation of the Merger and the other transactions contemplated by this Agreement. In addition, ATEBT and Parent will each use their reasonable best efforts, and will cooperate fully with each other (i) to comply as promptly as practicable with all governmental requirements applicable to the Merger and the other transactions contemplated by this Agreement; and (ii) to obtain as promptly as practicable all necessary permits, orders or other consents of Governmental Entities and consents of all third parties necessary for the consummation of the Merger and the other transactions contemplated by this Agreement. Each of ATEBT and Parent shall use reasonable efforts to provide such information and communications to Governmental Entities as such Governmental Entities may reasonably request.

(b)	Each of the parties shall provide to the other party copies
of all applications in advance of filing or submission of such applications to Governmental Entities in connection with this Agreement, and copies of all correspondence with such Governmental Entities, and shall keep all the parties timely apprised of the status of the foregoing.

SECTION IV.5  Exchange Listing .
Parent shall use its best efforts to list, prior to the Effective Time, on the American Stock Exchange the Parent Shares to be issued to Related AMI and the holders of ATEBT Shares pursuant to the Merger, and Parent shall give all notices and make all filings with the American Stock Exchange required in connection with the transactions contemplated herein.

SECTION IV.6  State Takeover
Laws . Parent, Sub and ATEBT shall take all necessary steps to exempt the transactions contemplated by this Agreement from, or if necessary to challenge the validity or applicability of, any state takeover law, if any.


SECTION IV.7  No
Solicitation by ATEBT . ATEBT shall not, directly or indirectly, through any officer, director, employee, representative or agent of ATEBT, or any of its subsidiaries, solicit or encourage (including by way of furnishing information) the initiation of any inquiries or proposals regarding any merger, amalgamation, take-over bid, reorganization, sale of substantial assets, sale of ATEBT Shares (including, without limitation, by way of a tender offer) or similar transaction involving ATEBT (any of the foregoing inquiries or proposals being referred to herein as an "Acquisition Proposal"); provided, however, that nothing contained in this Agreement shall prevent the Board of Directors of Related AMI, in its capacity as ATEBT's manager, after consultation with its financial advisors, and after receiving advice from outside counsel to the effect that the Board of Directors of Related AMI, in its capacity as ATEBT's manager, is required to do so in order to discharge properly its fiduciary duties, from considering, negotiating, approving and recommending to the holders of ATEBT Shares an unsolicited bona fide Acquisition Proposal which the Board of Directors of Related AMI, in its capacity as ATEBT's manager, determines in good faith would result in a transaction more favorable to the holders of ATEBT Shares than the transaction contemplated by this Agreement (any such Acquisition Proposal being referred to herein as a "Superior Proposal").

(i)	ATEBT shall immediately notify Parent after receipt
of any Acquisition Proposal or any request for nonpublic information relating to ATEBT in connection with an Acquisition Proposal or for access to the properties, books or records of ATEBT by any person that informs the Board of Directors of Related AMI that it is considering making, or has made, an Acquisition Proposal. Such notice to Parent shall be made orally and in writing and shall indicate in reasonable detail the identity of the offeror and the terms and conditions of such proposal, inquiry or contract.

(ii)	If the Board of Directors of Related AMI, in its
capacity as ATEBT's manager, receives a request for material nonpublic information by a person who makes a bona fide Acquisition Proposal and the Board of Directors of Related AMI, in its capacity as ATEBT's manager, determines that such proposal is a Superior Proposal, then, and only in such case, ATEBT may, subject to the execution of a confidentiality agreement, provide such party with access to information regarding ATEBT.

(iii)	Related AMI, in its capacity as ATEBT's manager,
shall immediately cease and cause to be terminated any existing discussions or negotiations with any parties (other than with Parent and Sub) conducted heretofore with respect to any of the foregoing.

(iv)	Related AMI shall ensure that the officers,
directors, trustees and employees of ATEBT and any investment banker or other advisor or representative retained by ATEBT are aware of the restrictions described in this Section 4.7, and shall be responsible for any breach of this Section by such bankers, advisors and representatives.

ARTICLE V

CONDITIONS PRECEDENT

SECTION V.1 Conditions to Each Party's Obligation to Effect the Merger. The respective obligation of each party to effect the Merger is subject to the satisfaction or written waiver on or prior to the Closing Date of the following conditions:

(a)	Shareholder Approval.  The ATEBT Shareholders and Sub
Shareholder shall have duly adopted and approved this Agreement, and the consummation of the transactions contemplated hereby, including the Merger, as and to the extent required by law and by provisions of any governing instruments of ATEBT and Sub.


(b)	No Injunctions or Restraints.  No statute, rule,
regulation, temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect; provided, however, that the party invoking this condition shall use its best efforts to have any such temporary restraining order, injunction, order, restraint or prohibition vacated.

(c)	Governmental and Regulatory Consents.  All material filings
required to be made prior to the Effective Time with, and all material consents, approvals, permits and authorizations required to be obtained prior to the Effective Time from, Governmental Entities, in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by ATEBT, Parent and Sub will have been made or obtained (as the case may be).

(d)	Exchange Listing.  The Parent Shares issuable pursuant to
the Merger shall have been approved for listing on the American Stock
Exchange.

(e)	Registration Statement.  The Registration Statement shall
be effective under the Securities Act of 1933, as amended, no stop orders suspending the effectiveness of the Registration Statement shall have been issued, no action, suit, proceeding or investigation by the Securities and Exchange Commission to suspend the effectiveness thereof shall have been initiated and be continuing, and all necessary approvals under state securities Laws, or the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, relating to the issuance or trading of the Parent Shares issuable pursuant to the Merger shall have been received.

(f)	Power to Acquire First Mortgage Bonds.  Parent shall have
complied with Section 10.2(f) of its Amended and Restated Trust Agreement as currently in effect.

(g)	Tax Opinion.  ATEBT shall have received an opinion from
Battle Fowler LLP, in form reasonably satisfactory to ATEBT, as to the tax consequences of the Merger to the ATEBT shareholders.

SECTION V.2
Conditions to Obligations of ATEBT. The obligations of ATEBT to effect the Merger are further subject to the satisfaction or written waiver on or prior to the Closing Date of the following conditions:

(a)	Representations and Warranties.  The representations and
warranties of Parent and Sub set forth in Section 3.1 that are qualified as to materiality or Material Adverse Effect shall be true and correct and the representations and warranties of Parent and Sub set forth in Section 3.1 that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except to the extent such representations and warranties speak as of an earlier date. In addition, all such representations and warranties shall be true and correct as of the date hereof and as though made on and as of the Closing Date, except to the extent such representation or warranty speaks of an earlier date (without regard to any qualifications for materiality or Material Adverse Effect) except to the extent that any such failure to be true and correct (other than any such failure the effect of which is immaterial) individually and in the aggregate with all such other failures would not have a Material Adverse Effect, and ATEBT shall have received a certificate signed on behalf of Parent by an authorized officer of Parent or its manager to the effect set forth in this paragraph.


(b)	Performance of Obligations of Parent and Sub.  Parent and
Sub shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and ATEBT shall have received a certificate signed on behalf of Parent by an authorized officer of Parent or its manager to such effect.

(c)	No Material Adverse Effect.   From and after the date of
this Agreement, there shall not have been any changes or events which, individually or in the aggregate, have had or reasonably would be expected to have a Material Adverse Effect.

(d)	Consents.  All consents of third parties set forth in
Section 3.2(b) of the Parent Disclosure Schedule shall have been obtained.

(e)	Fairness Opinion.  ATEBT shall have received from McDonald
Investments Inc., a letter to the effect that, in the opinion of such firm, the consideration to be received by ATEBT shareholders in connection with the Merger is fair, from a financial point of view, to such shareholders.

(f)	Appraisal. ATEBT shall have received an appraisal from
Cushman & Wakefield and McDonald Investments Inc. as to the value of ATEBT's assets.

SECTION V.3  Conditions to Obligations of Parent and Sub.
The obligation of Parent
and Sub to effect the Merger is further subject to the satisfaction or written waiver on or prior to the Closing Date of the following conditions:

(a)	Representations and Warranties.  The representations and
warranties of ATEBT and Related AMI set forth in Sections 3.2 and 3.3, respectively, that are qualified as to materiality or Material Adverse Effect shall be true and correct and the representations and warranties of ATEBT and Related AMI set forth in Sections 3.2 and 3.3, respectively, that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date. In addition, all such representations and warranties shall be true and correct as of the date hereof and as though made on and as of the Closing Date, except to the extent such representation or warranty speaks of an earlier date (without regard to any qualifications for materiality or Material Adverse Effect) except to the extent that any such failure to be true and correct (other than any such failure the effect of which is immaterial) individually and in the aggregate with all such other failures would not have a Material Adverse Effect, and Parent and Sub shall have received a certificate signed on behalf of ATEBT by an authorized officer of ATEBT or its manager to the effect set forth in this paragraph.

(b)	Performance of Obligations of ATEBT and related AMI.  ATEBT
and Related AMI shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date, and Parent and Sub shall have received a certificate signed on behalf of ATEBT by an authorized officer of ATEBT or its manager to such effect.

(c)	No Material Adverse Effect.   From and after the date of
this Agreement, there shall not have been any changes or events which, individually or in the aggregate, have had or reasonably would be expected to have a Material Adverse Effect.


(d)	Consents.  All consents of third parties set forth in
Section 3.1(b) of the ATEBT Disclosure Schedule shall have been obtained.

(e)	Fairness Opinion.  Parent shall have received from Legg
Mason Wood Walker Incorporated, a letter to the effect that, in the opinion of such firm, the consideration to be paid to the ATEBT shareholders in connection with the Merger is fair, from a financial point of view, to Parent.

(f)	Appraisal. Parent shall have received an appraisal from
Cushman & Wakefield and McDonald Investments Inc. as to the value of ATEBT's assets.

(g)	Amendment of ATEBT's Trust Agreement. Immediately prior to
the Effective Time, ATEBT shall have amended its Trust Agreement to delete Sections 23.2, 23.3(a) through (d), and 15.4.9.

SECTION V.4
Frustration of Closing Conditions. None of Parent, Sub nor ATEBT may rely on the failure of any condition set forth in Section 5.1, 5.2 or 5.3, as the case may be, to be satisfied if such failure was caused by such party's failure to use reasonable efforts to commence or complete the Merger and the other transactions contemplated by this Agreement.


ARTICLE VI

TERMINATION, AMENDMENT AND WAIVER

SECTION VI.1  Termination. 	This
Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Effective Time, in any one of the following circumstances:

	(i)	By mutual written consent of Parent and ATEBT.

	(ii)	By Parent or ATEBT, if the ATEBT Shareholders fail to
adopt or approve this Agreement and the transactions contemplated hereby.

	(iii)	By Parent or ATEBT, if (x) any statute, rule or
regulation shall have been promulgated by any Governmental Entity prohibiting or restricting the Merger or (y) any federal or state court of competent jurisdiction or other Governmental Entity shall have issued an order, decree or ruling, or taken any other action permanently restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and non-appealable; provided, that a party may not terminate this Agreement pursuant to this clause (iii) if it has not complied with its obligations under Section 4.2.


	(iv)	By Parent or ATEBT, if (A) the other party shall have
failed to comply in any material respect with any of the covenants and agreements (or in any respect with regard to covenants and agreements qualified by materiality) contained in this Agreement to be complied with or performed by such party at or prior to such date of termination, and such failure continues for thirty (30) business days after the actual receipt by such party of a written notice from the other party setting forth in detail the nature of such failure, or (B) a representation or warranty of the other party contained in this Agreement shall be untrue in any material respect or a representation or warranty qualified as to materiality or Material Adverse Effect, as the case may be, shall be untrue in any respect.

	(v)	By ATEBT, if any of the conditions set forth in Section
5.2 shall have become incapable of being fulfilled and shall not have been waived by ATEBT, or by Parent or Sub if any of the conditions set forth in
Section 5.3 shall have become incapable of being fulfilled and shall not have been waived by Parent.

	(vi)	By Parent or ATEBT, if, during the 30 consecutive
trading days ending with and including the trading date that is one trading day immediately preceding the Closing Date, the average Closing Price (as defined below) of the Parent Shares is less than $11.18 or greater than $14.50. For purposes hereof, "Closing Price" shall mean the last reported sale price per Parent Share as reported on the American Stock Exchange on the trading day in question.

	(vii)	By ATEBT, if the Board of Directors or Related AMI shall
have withdrawn or modified in accordance with Section 4.7 in any manner adverse to Parent its approval or recommendation of the Merger or this Agreement in connection with, or approved or recommended, a Superior Proposal.


SECTION VI.2  Effect of
Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 6.1, this Agreement (except for the provisions of Sections 4.3, this Section 6.2 and Article VII) shall forthwith become void and have no effect, without any Liability on the part of any party hereto or its directors, officers or shareholders; provided, however, that nothing in this Section 6.2 shall relieve any party to this Agreement of Liability for any willful or intentional breach of this Agreement.

SECTION VI.3  Amendment. To the extent
permitted by law, this Agreement may be amended by a subsequent writing signed by each of the parties upon the approval of the boards of directors of Related AMI and the board of trustees of Parent, whether before or after ATEBT Shareholder approval of this Agreement has been obtained; provided, that after any such approval by the ATEBT Shareholders, there shall be made no amendment that requires further approval by such shareholders without the further approval of such shareholders.

SECTION VI.4  Extension;
Waiver. At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or in any document delivered pursuant to this Agreement or (c) subject to Section 6.3, waive compliance with any of the agreements or conditions of the other parties contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.


ARTICLE VII

GENERAL PROVISIONS

SECTION VII.1 Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This
Section 7.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

SECTION VII.2  Fees and
Expenses. If this Agreement is terminated for any reason other than the failure of the ATEBT Shareholders to approve the Merger, Parent and ATEBT will pay their own fees and expenses. If this Agreement is terminated because the ATEBT Shareholders do not approve the Merger (including the related amendments to ATEBT's trust agreement set forth in Section 4.3(g) of this Agreement), Parent shall pay its own and Sub's fees and expenses and Related AMI hereby agrees to pay, or to cause one of its affiliates to pay, all fees and expenses incurred as part of the solicitation of consents and negotiation of the Merger incurred by ATEBT. If the Merger is completed, Parent and ATEBT will pay their own fees and expenses.

SECTION VII.3  Definitions.  For purposes of this Agreement:

(a)	"affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person;

(b)	"ATEBT Disclosure Schedule" shall mean the disclosure schedule delivered by ATEBT to Parent and Sub prior to the execution of this Agreement;

(c)	"ATEBT Shareholders" means the holders of ATEBT Shares as of the date set by board of directors of Related AMI in order to determine beneficial owners of ATEBT entitled to consent to the Merger;

(d)	"business day" means any day other than Saturday, Sunday or any other day on which banks in the City of New York are required or permitted to close;

(e)	"Liability" means, as to any Person, all debts, liabilities and obligations, direct, indirect, absolute or contingent of such Person, whether accrued, vested or otherwise, whether known or unknown and whether or not actually reflected, or required in accordance with GAAP to be reflected, in such Person's balance sheet.

(f)	"Material Adverse Effect" with respect to any person means an event that has had or would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of such person and its subsidiaries taken as a whole;

(g)	"Parent Disclosure Schedule" shall mean the disclosure schedule delivered by Parent and Sub to ATEBT prior to the execution of this Agreement;

(h)	"Parent Shareholders" means the holders, from time to time, of beneficial interests in Parent;

(i)	"person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity;

(j)	"Sub Shareholder" means Parent, in its capacity as the sole
beneficial owner of Sub.

(k)	"Registration Statement" shall mean the Registration Statement on
Form S-4, or other appropriate form, including any pre-effective or post-effective amendments or supplements thereto, filed with the Securities and Exchange Commission by Parent under the Securities Act of 1933, as amended, with respect to the Parent Shares to be issued to the ATEBT Shareholders and related AMI in connection with the transactions contemplated by this Agreement.

SECTION VII.4  Notices.  All notices,
requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(i)	if to Parent or Sub, to

Charter Municipal Mortgage Acceptance Company
625 Madison Avenue
New York, New York 10022
Attention: Stuart J. Boesky
Telecopy: (212) 751-3550

with a copy (which shall not constitute notice) to:

Battle Fowler LLP
75 East 55th Street
New York, New York  10022
Attention:  Mark Schonberger, Esq.
Telecopy:  (212) 856-7816

(ii)	if to ATEBT, to

c/o Related AMI Associates, Inc.
625 Madison Avenue
New York, New York 10022
Attention: Stuart J. Boesky
Telecopy: (212) 751-3550

with a copy (which shall not constitute notice) to:

Battle Fowler LLP
75 East 55th Street
New York, New York  10022
Attention: Mark Schonberger, Esq.
Telecopy:  (212) 856-7816

SECTION VII.5  Interpretation.
When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

SECTION VII.6  Counterparts.  This
Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

SECTION VII.7 Entire Agreement; Third-Party Beneficiaries. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement. This Agreement is not intended to confer upon any person other than the parties hereto and the third party beneficiaries referred to in the following sentence, any rights or remedies.

SECTION VII.8  GOVERNING LAW.
THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

SECTION VII.9  Assignment.  Neither
this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties, and any such assignment that is not consented to shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

SECTION VII.10  Enforcement.  The
parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity.

SECTION VII.11  Severability.
Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

	[signature page follows]

IN WITNESS WHEREOF, Parent, Sub, Related AMI and ATEBT have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

					CHARTER MUNICIPAL MORTGAGE ACCEPTANCE
							COMPANY


By: /s/ Alan P. Hirmes
      Name: Alan P. Hirmes
      Title:  Trustee



AMERICAN TAX EXEMPT BOND TRUST
  By: Related AMI Associates, Inc., it
Manager

By: /s/ Stuart J. Boesky
 Name:  Stuart J. Boesky
Title: Senior Vice President


CM HOLDING TRUST


By: /s/ Alan P. Hirmes
Name: Alan P. Hirmes
Title:   Trustee




ACCEPTED AND AGREED
only with respect to Sections 4.1 and 7.2

RELATED AMI ASSOCIATES, INC.


By:/s/ Stuart J. Boesky
       Name: Stuart J. Boesky
       Title:   Senior Vice President

Exhibit A

CERTIFICATE OF MERGER	OF	AMERICAN TAX EXEMPT BOND TRUST
INTO	CM HOLDING TRUST

(Under Section 3815 of the Delaware Business Trust Act)

The undersigned business trust

DOES HEREBY CERTIFY:

FIRST: That the names and jurisdictions of formation of each of the constituent business trusts of the merger are as follows:

NAME				                      	  JURISDICTION OF FORMATION

American Tax Exempt Bond Trust        			Delaware

CM Holding Trust		                    			Delaware

SECOND: That an Agreement and Plan of Merger between the parties to the merger has been approved and executed by each of the constituent business trusts in accordance with the requirements of Section 3815 of the Delaware Business Trust Act.

THIRD:  The name of surviving Delaware business trust is CM
Holding Trust (the "Surviving Business Trust").

FOURTH: That the executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Business Trust, located at 625 Madison Avenue, New York, New York 10022.

FIFTH: That a copy of the Agreement and Plan of Merger will be furnished by the Surviving Business Trust, on request and without cost, to any beneficial owner of any constituent business trust.

SIXTH: That this Certificate of Merger shall be effective at [___] a.m., New York time, on [________], 2000.


In witness whereof, the Surviving Business Trust has caused this Certificate of

Merger to be signed by its Managing Trustee on the ___ day of ______, 2000.

CM HOLDING TRUST


By:
Name:  Stuart J. Boesky
Title:   Managing Trustee